EXHIBIT 23.1
                                                                    ------------

                           [PORTER KEADLE MOORE, LLP]

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated February 7, 2003 accompanying the consolidated financial statements included in the Annual Report of First Southern Bancorp on Form 10-KSB for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said report in the Registration Statement of First Southern Bancorp on Form S-8.

                                                  /s/PORTER KEADLE MOORE, LLP




Atlanta, Georgia
April 28, 2003